UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)

OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement	☐	CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

KINDRED HEALTHCARE, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 24, 2017

KINDRED HEALTHCARE, INC. 680 SOUTH FOURTH STREET LOUISVILLE, KY 40202

Meeting Information

Meeting Type:	Annual Meeting
For holders as of:	March 29, 2017
Date: May 24, 2017 Time: 9:00 a.m., local time
Location: Four Seasons Hotel New York Downtown
27 Barclay Street
New York, New York 10007
You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:
NOTICE AND PROXY STATEMENT ANNUAL REPORT/FORM 10-K
How to View Online:
Have the 16-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, including documents for future shareholder meetings, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the 16-Digit Control Number (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 10, 2017 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person, you will receive a ballot to vote these shares. Driving directions to the annual meeting can be found along with the proxy materials at www.proxyvote.com.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 16-Digit Control Number available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following nominees:

1.	Election of Directors

Nominees:

1a.	Joel Ackerman

1b.	Jonathan D. Blum

1c.	Benjamin A. Breier

1d.	Paul J. Diaz

1e.	Heyward R. Donigan

1f.	Richard Goodman

1g.	Christopher T. Hjelm

1h.	Frederick J. Kleisner

1i.	Sharad Mansukani, M.D.

1j.	Lynn Simon, M.D.

1k.	Phyllis R. Yale

The Board of Directors recommends you vote FOR the following proposals:

2.	PROPOSAL TO APPROVE, ON AN ADVISORY BASIS, THE COMPANY’S EXECUTIVE COMPENSATION PROGRAM.

The Board of Directors recommends you vote 1 year on the following proposal:

3.	PROPOSAL TO APPROVE THE FREQUENCY OF THE ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

The Board of Directors recommends you vote
FOR the following proposals:

4.	PROPOSAL TO APPROVE THE KINDRED HEALTHCARE, INC. STOCK INCENTIVE PLAN, AMENDED AND RESTATED.

5.	PROPOSAL TO APPROVE THE KINDRED HEALTHCARE, INC. EQUITY PLAN FOR NON-EMPLOYEE DIRECTORS, AMENDED AND RESTATED.

6.	PROPOSAL TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017.